EXHIBIT 10.2
                       TALK AMERICA HOLDINGS, INC.

                      REGISTRATION RIGHTS AGREEMENT

         This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into as of September 19, 2001 by and among TALK AMERICA HOLDINGS, INC., a Delaware corporation (the "Company"), and AMERICA ONLINE, INC., a
Delaware corporation ("Investor").

                                 RECITALS

         WHEREAS, the Company and the Investor have entered into a Restructuring and Note Agreement of even date herewith (the "Restructuring Agreement"), pursuant to which the Investor will acquire 3,078,628 shares (the "Newly Acquired Shares") of common stock, par value $.01 per share, of the Company ("Common Stock"), will retain 4,121,372 shares of Common Stock (the "Existing Shares") and $54,000,000 in face amount of Secured Convertible Notes of the Company (the "Convertible Notes"), convertible initially at a rate of $5.00 per share of Common Stock, upon the terms and conditions set forth therein;

         WHEREAS, in order to induce the Investor to enter into the Restructuring Agreement, the Company has agreed to provide the registration rights set forth in this Agreement for the benefit of Investor and its direct and indirect transferees upon the terms and conditions set forth herein; and

         WHEREAS, the execution and delivery of this Agreement is a condition to the Investor's obligations pursuant to the Restructuring Agreement.

         NOW, THEREFORE, in consideration of the mutual premises, covenants and conditions set forth herein, the parties hereby agree as follows:

         1.       Definitions.  For the purposes of this Agreement:

         "Affiliate" means any individual or entity directly or indirectly controlling, controlled by or under common control with, a party to this Agreement. Without limiting the foregoing, the direct or indirect ownership of 50% or more of the outstanding voting securities of an entity, or the right to receive 50% or more of the profits or earnings of an entity, shall be deemed to constitute control.

         "Business Day" means a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required to close.

         "Commission" means the U.S. Securities and Exchange Commission or any other governmental authority from time to time administering the Securities Act.

         "Common Stock" means the common stock, par value $.01 per share, of the Company.


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         "Conversion Shares" means any shares of Common Stock issuable upon conversion of the Convertible Notes.

         "DTC" means the Depository Trust Company.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor federal statute and the rules and the regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

         "Existing Shares" has the meaning set forth in the first recital of this Agreement

         "Holder" means any Person that is a signatory to this Agreement or has otherwise agreed to be bound by the terms hereof and that owns or has the right to acquire Registrable Securities, including an Affiliate or any successor, assignee or transferee of Investor or a Holder that has received Registrable Securities in accordance with Section 11 hereof.

         "NASD" means the National Association of Securities Dealers, Inc.

         "Newly Acquired Shares" has the meaning set forth in the first recital of this Agreement.

         "Old Registration Agreement" means the Registration Rights Agreement, dated as of January 5, 1999, between the Company and Investor, pursuant to which the Existing Shares were registered on a "shelf" registration statement for sale by Investor.

         "Person" means any natural person, firm, partnership, association, corporation, company, trust, business trust, government entity, limited liability company or other entity.

         "Prospectus" means the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering or any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

         "Registrable Securities" means (a) the Newly Acquired Shares, the Existing Shares and the Conversion Shares and (b) any capital stock or other securities of the Company issued or issuable with respect to such shares (i) upon any conversion or exchange thereof, (ii) by way of stock dividend or other distribution, stock split or reverse stock split, or (iii) in connection with a combination of shares, recapitalization, merger, consolidation, exchange offer or other reorganization. As to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities when (A) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such Registration Statement, (B) such securities shall have been distributed to the public in reliance upon Rule 144 (or any successor provision) under the Securities Act, provided that at the time such securities are proposed to be disposed of, they may be sold under


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Rule 144 without any limitation on the amount of such securities which may be sold or (c) they shall have ceased to be outstanding.

         "Registration Expenses" means all fees and expenses incident to the performance of or compliance with the provisions of this Agreement, whether or not any Registration Statement is filed or becomes effective, including, without limitation, all (a) registration and filing fees (including, without limitation, (i) fees with respect to filings required to be made and other expenses associated with the NASD and any other applicable exchange in connection with an underwritten offering, and (ii) fees and expenses of compliance with state securities or blue sky laws (including, without limitation, fees and distributions of counsel for the underwriter or underwriters in connection with blue sky qualifications of the Registrable Securities and determination of eligibility of the Registrable Securities for investment under the laws of such jurisdictions as are provided in Section 4(e)), (b) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with DTC and expenses of printing prospectuses), (c) fees and disbursements of all independent certified public accountants referred to in Sections 4 and 5 (including, without limitation, the reasonable expenses of any special audit and "cold comfort" letters required by or incident to such performance), (d) the fees and expenses of any "qualified independent underwriter" or other independent appraiser participating in an offering pursuant to the NASD Rules of Conduct and the corresponding rules of any other applicable exchange, (e) liability insurance under the Securities Act or any other securities laws, if the Company desires such insurance,
(f) fees and expenses of all attorneys, advisers, appraisers and other persons retained by the Company or any Subsidiary of the Company, (g) internal expenses of the Company and its Subsidiaries (including, without limitation, all salaries and expenses of officers and employees of the Company and its Subsidiaries, other general overhead expenses of the Company and its Subsidiaries, and other expenses for the performance of legal or accounting duties), (h) the expense of any annual audit and the preparation of historical and pro forma financial statements or other data normally prepared by the Company in the ordinary course of business,
(i) the expenses relating to printing, word processing and distributing all Registration Statements, underwriting agreements, securities sales agreements, and any other documents necessary in order to comply with this Agreement, and (j) any fees and disbursements of any other underwriters and broker-dealers customarily paid by issuers or sellers of securities; provided, however, that in all cases in which the Company is required to pay Registration Expenses hereunder, Registration Expenses shall exclude any underwriting discounts, selling commissions or any transfer taxes payable in respect of the sale of the Registrable Securities by the Holders thereof.

         "Registration Statement" means any registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, and all amendments and supplements to any such registration statement, including post-effective amendments, in each case including the Prospectus, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

         "Requisite Percentage of Outstanding Holders" means the Holders of Registrable Securities who, assuming conversion of all of the then outstanding Convertible Notes held by the Holders into

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Conversion Shares, would hold 20% or more of the total Registrable Securities
(other than the Existing Shares) that would then be outstanding.

         "Requisite Percentage of Participating Holders" means Holders of Registrable Securities participating in the registration who, assuming conversion of all then outstanding Convertible Notes held by such Holders into Conversion Shares, would hold a majority of the total Registrable Securities that would then be held by all Holders participating in the registration.

         "Restructuring Agreement" has the meaning set forth in the first recital of this Agreement


         "Rule 144" means Rule 144 (or any successor provision) under the Securities Act.

         "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

         "Underwritten registration" or "underwritten offering" means a registration in which Registrable Securities are sold to an underwriter for reoffering to the public.

         2.       Registration.

         2.1.     Demand Registrations.

                  (a) Request for Registration. Subject to Section 2.1(d), at any time and from time to time commencing after March 19, 2002, one or more Holders of Registrable Securities representing the Requisite Percentage of Outstanding Holders shall have the right to require the Company to file a registration statement under the Securities Act covering all or any part of their respective Registrable Securities, by delivering a written request therefor to the Company specifying the number of Registrable Securities to be included in such registration by such Holder(s) and the intended method of distribution thereof, including an underwritten offering. All such requests pursuant to this Section 2.1(a) are referred to herein as "Demand Registration Requests", and the registrations so requested are referred to herein as "Demand Registrations" (with respect to any Demand Registration, the Holder(s) making such demand for registration being referred to as the "Initiating Holders"). As promptly as practicable, but no later than 15 days after receipt of a Demand Registration Request, the Company shall give written notice (the "Demand Exercise Notice") of such Demand Registration Request to all Holders of Registrable Securities.

                  (b) Registration of Other Securities. The Company shall include in a Demand Registration (i) the Registrable Securities requested to be included therein by the Initiating Holders and (ii) the Registrable Securities of any other Holder which shall have made a written request to the Company for inclusion thereof in such registration (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Holder(s)) within 30 days after their receipt of the Demand Exercise Notice.


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                  (c) Registration. The Company shall, as expeditiously
as possible following a Demand Registration Request, use its best efforts to effect such registration under the Securities Act (including, without limitation, by means of a shelf registration pursuant to Rule 415 under the Securities Act if so requested and if the Company is then eligible to use such a registration) of the Registrable Securities that the Company has been so requested to register, for distribution in accordance with such intended method of distribution.

                  (d) Limitations on Requested Registrations. The rights of Holders of Registrable Securities to request Demand Registrations pursuant to Section 2.1(a) are subject to the following limitations: (i) the Company shall not be obligated to effect a Demand Registration within a period, not to exceed 135 days, after the effective date of any other registration of securities of the Company (other than pursuant to a registration on Form S-4 or Form S-8 or any successor or similar form(s) which is then in effect) but only if and to the extent the underwriter(s) of such other registration of securities requires that such Demand Registration not be effected during such period and (ii) in no event shall the Company be required to effect a Demand Registration after the Company has effected two Demand Registrations and such Demand Registrations have been declared or ordered effective by the SEC; provided that as to (ii) above if the underwriter in a Demand Registration restricts the number of Registrable Securities for inclusion in what would otherwise be the final Demand Registration under this
Section 2.1, such Demand Registration shall not be deemed to be a Demand Registration for purposes of the limitation to two (2) Demand Registrations under this Section 2.1(d)(ii).

                  (e) Cutbacks. If the managing underwriter of any underwritten offering shall advise the Holders participating in a Demand Registration that the Registrable Securities covered by the registration statement cannot be sold in such offering within a price range acceptable to the Requisite Percentage of Participating Holders, then the Holders representing the Requisite Percentage of Participating Holders shall have the right to notify the Company in writing that they have determined that the registration statement be abandoned or withdrawn, in which event the Company shall abandon or withdraw such registration statement. If the managing underwriter of any underwritten offering shall advise the Company in writing that, in its opinion, the number of securities requested to be included in a Demand Registration exceeds the number which can be sold in such offering within a price range acceptable to the Requisite Percentage of Participating Holders and Holders representing the Requisite Percentage of Participating Holders do not elect to abandon or withdraw the registration, the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in such offering, Registrable Securities requested to be included in such registration, pro rata among the Holders requesting such registration in accordance with the number of Registrable Securities so requested to be registered.

                  (f)      Postponements; Suspensions.

                  (i) If at the time of any request to register Registrable Securities pursuant to this Section 2 the Company is engaged or has fixed plans to engage within ninety (90) days of the time of the request in a registered public offering as to which the Holders may include Registrable Securities pursuant to Section 2.2, then the Company may at its option direct that such request be delayed for a period not in excess of ninety (90) days from the earlier of the effective date of such offering or the


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date of commencement of such other material activity, provided that in no event shall such right to delay a request to be exercised by the Company more than once in any one-year period.

                  (ii) If the Board of Directors of the Company, in its good faith judgment, determines that any registration under the Securities Act of Registrable Securities should not be made or continued because it would materially interfere with any material financing, acquisition, corporation reorganization, merger, or other transaction involving the Company or any of its subsidiaries (a "Valid Business Reason"), (i) the Company may postpone filing a Registration Statement until such Valid Business Reason no longer exists, but in no event for more than sixty (60) days, and (ii) in case a Registration Statement has been filed, if the Valid Business Reason has not resulted from actions taken by the Company, the Company may postpone amending or supplementing such Registration Statement until such Valid Business Reason no longer exists, but in no event for more than sixty (60) days (the "Postponement Period"); provided, however, that in no event shall the Company be permitted to postpone filing, amending or supplementing a Registration Statement within one hundred twenty (120) days after the expiration of any Postponement Period.

         2.2.     Piggyback Registrations.

                  (a) Piggyback Registrations. If, at any time, the Company proposes or is required to register any of its equity securities under the Securities Act (other than pursuant to (i) registrations on Form S-4 or Form S-8 or such form or similar form(s) solely for registration of securities in connection with an employee benefit plan or dividend reinvestment plan or a merger, consolidation or acquisition or
(ii) a Demand Registration under Section 2.1) on a registration statement on Form S-1, Form S-2 or Form S-3 (or an equivalent general registration form then in effect), whether for its own account or the account of other security holders, the Company shall give prompt written notice of its intention to do so to each of the Holders of Registrable Securities. Upon the written request of any Holder, made within 15 days following the receipt of any such written notice (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Holder and the intended method of distribution thereof), the Company shall use, subject to Sections 2.2(b) and 2.2(d) hereof, its best efforts to cause all such Registrable Securities, the Holders of which have so requested the registration thereof, to be registered under the Securities Act (with the securities which the Company at the time proposes to register) to permit the sale or other disposition by the Holders (in accordance with the intended method of distribution thereof) of the Registrable Securities to be so registered. There is no limitation on the number of such piggyback registrations pursuant to the preceding sentence which the Company is obligated to effect.

                  (b) Abandonment or Delay. If, at any time after giving written notice of its intention to register any equity securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such equity securities, the Company may, at its election, give written notice of such determination to all Holders of record of Registrable Securities and (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such abandoned registration, without prejudice, however, to the rights of Holders under Section 2.1, and (ii) in the case of a determination to delay such registration of its equity securities,


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shall be permitted to delay the registration of such Registrable
Securities for the same period as the delay in registering such other equity securities.

                  (c) Holder's Right to Withdraw. Any Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any registration statement pursuant to this Section 2.2 by giving written notice to the Company of its request to withdraw; provided, however, that (i) such request must be made in writing prior to the earlier of the execution of the underwriting agreement or the execution of the custody agreement with respect to such registration and
(ii) such withdrawal shall be irrevocable and, after making such withdrawal, a Holder shall no longer have any right to include Registrable Securities in the registration as to which such withdrawal was made.

                  (d) Cutbacks. If the managing underwriter of any underwritten offering shall inform the Company by letter of its belief that the number of Registrable Securities requested to be included in a registration under this Section 2.2 would materially adversely affect such offering, then the Company will include in such registration, first, the securities being included in such registration by the holder(s) of securities initiating such registration pursuant to the terms of any contractual demand registration rights that may be granted to any Person other than pursuant to this Agreement (or, if the Company initiates the registration, the securities being included in such registration by the Company), and second, the Registrable Securities to be included in such registration to the extent of the number and type, if any, which the Company is so advised can be sold in (or during the time of) such offering, pro rata among the Holders requesting to participate in such offering pursuant to this Section 2.2 in accordance with the number of Registrable Shares held by, or issuable upon conversion of Convertible Notes held by, each such Holder.

         2.3.  Existing Shares Registration.

        (a) Subject to its suspension rights under Section 2.1(f)(ii) hereof, the Company shall use its best efforts to maintain the effectiveness of the "shelf" Registration Statement (SEC File No. 333-72357) (the "Existing Shelf") filed pursuant to the Old Registration Agreement with respect to the Existing Shares and to comply with the obligations set forth in Section 4 hereof with respect to such Existing Shelf.

         (b) So long as such Existing Shelf continues to be effective, the Holders of the Existing Shares may not request a further registration with respect to the Existing Shares pursuant to this Agreement, provided, however, that such Holders may request the Company to take such action as may be necessary to permit sales of the Existing Shares together with other Registrable Securities pursuant to an underwritten offering. To effect such an underwritten offering, if an underwriting is not available with respect to the Existing Shelf, then the Company shall take such action as may be necessary to allow the Existing Shares to be sold pursuant to an underwritten offering, including, but not limited to terminating the Existing Shelf and filing a new registration statement or combining the Existing Shelf with a new registration statement pursuant to Rule 429 of the Securities Act.

         3. Allocation of Expenses. The Company will pay all reasonable Registration Expenses of all registrations under this Agreement;
provided, however, that in an underwritten offering in which the Holders receive net proceeds of such offering in excess of $5.00 per share, the Holders

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participating in such offering will pay the following fees and expenses:
(a) fees with respect to filings to be made and other expenses associated with the NASD and any other applicable exchange, (b) fees and expenses of compliance with state securities or blue sky laws, (c) fees and expenses of any "qualified independent underwriter" or other independent appraiser participating in an offering pursuant to the NASD Rules of Conduct and the corresponding rules of any other applicable exchange; (d) the expenses relating to printing, word processing and distributing underwriting agreements and securities sales agreements; and (e) any fees and disbursements of underwriters and broker-dealers customarily paid by sellers of securities.

         4. Obligations of the Company. If and whenever the Company is required to use best efforts to effect the registration under the Securities Act of any Registrable Securities pursuant to this Agreement, the Company shall:

            (a) file with the Commission, as promptly as practicable, a Registration Statement with respect to such Registrable Securities and make all required filings with the NASD and any other applicable exchange;

            (b) prepare and file with the Commission such amendments and supplements to the Registration Statement and the Prospectus used in connection therewith and such other documents as may be necessary to keep the Registration Statement continuously effective until (i) the consummation of the disposition by the Holders of all the Registrable Securities covered by such Registration Statement or (ii) the date all Registrable Securities are freely salable by the Holders pursuant to Rule 144(k);

            (c) furnish to counsel (if any) selected by the Holders of a majority of the Registrable Securities covered by such Registration Statement and to counsel for the underwriters in any underwritten offering copies of all documents proposed to be filed with the Commission in connection with such registration (other than documents to be incorporated by reference) a reasonable time prior to the proposed filing thereof and give reasonable consideration in good faith to any comments of such Holders, counsel and underwriters;

            (d) furnish to each Holder of such securities, without charge, such number of conformed copies of such Registration Statement and of each such amendment and supplement thereto (in each case, including all exhibits (including all exhibits incorporated by reference), financial statements, schedules, and all documents incorporated therein, deemed to be incorporated therein by reference or filed therewith, except that the Company shall not be obligated to furnish any Holder of securities with more than two copies of such exhibits and documents), such numbers of copies of the Prospectus included in such Registration Statement (including each preliminary prospectus) in conformity with the requirements of the Securities Act, and such other documents, as such Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder;

            (e) use its best efforts to register or qualify and cooperate with the Holders of Registrable Securities, the underwriters and their respective counsels in connection with the


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registration or qualification (or exemption from such registration or qualification) of the securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions as each Holder shall request; provided, however, that where Registrable Securities are offered other than through an underwritten offering, the Company agrees to cause its counsel to perform blue sky investigations and file registrations and qualification required to be filed pursuant to this Section 4(e); keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be effective hereunder and do any and all other acts and things which may be necessary or advisable to enable such Holder to consummate the disposition in such jurisdictions of the securities owned by such Holder, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, subject itself to taxation in any jurisdiction wherein it is not so subject, or take any action which would subject it to general service of process in any jurisdiction wherein it is not so subject;

            (f) notify each Holder of Registrable Securities subject to such Registration Statement if a Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading upon discovery by the Company of such material misstatement or omission or upon the discovery by the Company of the happening of any event as a result of which the Company believes that there would be a material misstatement or omission, and, as promptly as is practicable, prepare and furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

            (g) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement of the Company complying with the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act (or any similar rule promulgated under the Securities Act);

            (h) promptly notify each Holder of Registrable Securities covered by such Registration Statement, their counsel and the underwriters (i) when such Registration Statement, or any post-effective amendment to such Registration Statement, shall have become effective, or any amendment of or supplement to the Prospectus used in connection therewith shall be filed, (ii) of any request by the Commission to amend such Registration Statement or to amend or supplement such Prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation or threatening of any proceedings for any of such purposes, (iv) of the suspension of the qualification of such securities for offering or sale in any jurisdiction, or of the institution of any proceedings for any of such purposes and (v) if, at any time when a Prospectus is to be required by the Securities Act to be delivered in connection with the sale

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of the Registrable Securities, the representations and warranties of the Company contained in any the underwriting agreement contemplated in Section 5(b) below, to the knowledge of the Company, cease to be true and correct in any material respect;

            (i) use its best efforts to prevent the issuance of any order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Securities covered thereby for sale in any jurisdiction, and, if any such order is issued, to obtain the withdrawal of any such order at the earliest possible moment;

            (j) if requested by the managing underwriter, if any, or the Holders of a majority of the Registrable Securities being sold in connection with an underwritten offering, (i) promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter, if any, or such Holders reasonably request to be included therein to comply with applicable law, and (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment;

            (k) use its best efforts to cause the Registrable Securities covered by a Registration Statement to be registered with, and to obtain the consent or approval of, each governmental agency or authority, whether federal, state, local or foreign, which may be required to effect such registration or the offering or sale in connection therewith or to enable the Holders to offer, or to consummate the disposition of, the Registrable Securities subject to such Registration Statement, except as may be required solely as a consequence of the nature of such Holder's business, in which case the Company will cooperate with all reasonable respects with the filing of the Registration Statement and the granting of such approvals;

            (l) cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to the Registration Statement and not bearing any Securities Act legend, and cause certificates for such Registrable Securities to be issued for such numbers of shares and registered in such names as the Holders may reasonably request at least two (2) Business Days prior to any sale of Registrable Securities;

            (m) agree not to file or make any amendment to any Registration Statement with respect to any Registrable Securities, or any amendment of or supplement to the Prospectus used in connection therewith, which refers to any Holder of any securities covered thereby by name, or otherwise identifies such Holder as the holder of any securities of the Company, without the consent of such Holder, such consent not to be unreasonably withheld, except that no such consent shall be required for (i) any disclosure that is necessary to comply with federal and state securities laws, (ii) any disclosure that is necessary to avoid or correct a misstatement or omission in any Registration Statement or Prospectus, (iii) the release of information that is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction, or (iv) such other information as has been made generally available to the public other than by violation of this agreement;


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            (n) upon reasonable notice, make its officers available to participate in a standard securities offering "road show" of not longer than 7 days' duration (or such other period as may be agreed to by the Company and the Requisite Percentage of Participating Holders) in connection with an underwriter's efforts to offer the Registrable Securities as part of an underwritten offering under this Agreement, provided that the Company may delay such participation for up to 30 days if the Board of Directors of the Company determines that the requested time of such participation would cause undue hardship on the Company.

         5. Underwritten Offerings. The provisions of this Section 5 do not establish additional registration rights or give the Holders any right to participate in any Company-initiated offering, underwritten or otherwise, but instead set forth procedures applicable, in addition to those set forth in Sections 2 and 4, to any registration that is an underwritten offering.

            (a) Underwriting Agreement. If requested by the underwriters for any underwritten offering by Holders, the Company shall enter into an underwriting agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the Holders of a majority of the Registrable Securities to be covered by such registration and to the underwriters and to contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in agreements of this type, including, but not limited to, indemnities to the effect and to the extent provided in
Section 8, provisions for the delivery of officers' certificates, opinions of counsel and accountants' "cold comfort" letters, and hold-back arrangements. The Holders of Registrable Securities to be distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the agreements on the part of, the Company to and for the benefit of such underwriters be made to and for the benefit of such Holders and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreements shall also be conditions precedent to the obligations of such Holders. No such Holders shall be required by the Company to make any representations or warranties to, or agreements with, the Company or the underwriters other than representations, warranties or agreements regarding such Holder and such Holder's intended method of distribution.

            (b) Selection of Underwriters. The Holders of a majority of the Registrable Securities to be registered pursuant to such offering shall have the right to select one or more underwriters to administer the offering, subject to the consent of the Company, which shall not be unreasonably withheld.

            (c) Inclusion of Securities in an Underwritten Offering. No securities of any selling stockholder (other than a Holder) shall be included in an underwritten offering initiated by a Holder without the prior written consent of Holders of not less than 75% of the Registrable Securities proposed to be sold in such underwritten offering.

         6. Preparation, Reasonable Investigation. In connection with the preparation and filing of each Registration Statement registering
Registrable Securities under the Securities Act, upon receipt of reasonable assurances of confidentiality, the Company shall give the Holders of Registrable Securities to be so registered and their underwriters, if any, and their respective counsel and accountants, the opportunity to participate in the preparation of such Registration Statement, each Prospectus included therein (other than documents to be incorporated by reference) or filed with the Commission, and each amendment thereof or supplement thereto, and shall give each of them such access to all pertinent financial, corporate, and other documents and properties of the Company and its Subsidiaries, and such opportunities to discuss the business of the Company with its officers, directors, employees and the independent public accountants who have issued audit reports on its financial statements as shall be necessary, in the opinion of such Holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

         7. Certain Obligations of Holders.

            (a) The Company may require each Holder of any Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding such Holder and the intended method of disposition of such securities as the Company may from time to time reasonably request in writing and as shall be required to effect the registration of such Holder's Registrable Securities. Each such Holder agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.

            (b) Each Holder of Registrable Securities covered by a Registration Statement agrees that, upon receipt of any notice from the Company pursuant to Section 4(f), such Holder will promptly discontinue the disposition of Registrable Securities pursuant to such Registration Statement until such Holder shall have received either notice from the Company that (i) such Registration Statement has been amended and has received copies of the supplemented or amended Prospectus or (ii) use of the Prospectus or Prospectus Supplement may be resumed. If so directed by the Company, each Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, in such Holder's possession of the Prospectus covering such Registrable Securities at the time of receipt of such notice.

         8. Indemnification and Contribution.

            (a) In the event of any registration of any of the Registrable Securities under the Securities Act pursuant to this Agreement (including for these purposes the Existing Shelf), the Company will indemnify and hold harmless the Holder of such securities, its directors, officers, and employees, each other Person who participates as an underwriter, broker or dealer in the offering or sale of such securities, and each other Person, if any, who controls such Holder, underwriter, broker, dealer or any such participating Person within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities, joint or several, to which such Holder or any such director, officer, employee, underwriter, broker, dealer, participating Person, or controlling Person may become subject, insofar as such losses, claims, damages, or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable

Securities were registered under the Securities Act or Prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company shall reimburse such Holder and each such director, officer, employee, underwriter, broker, dealer, participating Person, and controlling Person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon any untrue statement or omission made in such Registration Statement or Prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such Holder, underwriter, participating Person or controlling Person specifically for use in the preparation thereof; provided, further, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement of a material fact contained in such Registration Statement or Prospectus contained therein or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if (i) such untrue statement or omission is corrected in an amendment or supplement to the Prospectus or Prospectus supplement and the seller of the Registrable Securities thereafter fails to deliver the Prospectus or Prospectus supplement as so amended or supplemented prior to or concurrently with the sale of the Registrable Securities to the person asserting such loss, claim, damage or liability after the Company has furnished such seller with a sufficient number of copies of the same or (ii) if the seller received written notice from the Company of the existence of such an untrue statement or an omission and the seller continued to dispose of Registrable Securities prior to the time of the receipt of either (A) an amended or supplemented Prospectus or Prospectus supplement or (B) a notice from the Company that the use of the existing Prospectus or Prospectus supplement may be resumed.

            (b) In the event of any registration of any of the Registrable Securities under the Securities Act pursuant to this Agreement, each Holder of such securities, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities, joint or several, to which the Company, such directors and officers, underwriters, or controlling Persons may become subject, insofar as such losses, claims, damages, or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such securities were registered under the Securities Act or Prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information relating to such Holder furnished in writing to the Company by or on behalf of such Holder expressly for use in connection with the preparation of such Registration Statement, Prospectus, amendment, or supplement; provided, however, that the liability of each such Holder hereunder shall be in proportion to and limited to the net amount received by such Holder (after deducting any underwriting discount and expenses) from the sale of Registrable Securities sold in connection with such registration.

            (c) Promptly after receipt by a person entitled to indemnification pursuant to this Section 8 ("Indemnitee") of notice of the commencement of any action or the written assertion of any claim subject to indemnification under this Section 8, the Indemnitee shall notify the Person obligated to provide indemnification pursuant to this Agreement (the "Indemnifying Person"), in writing of the commencement or the written assertion thereof. Failure by an Indemnitee to so notify the Indemnifying Person shall relieve the Indemnifying Person from the obligation to indemnify such Indemnitee only to the extent that the Indemnifying Person suffers actual and material prejudice as a result of such failure but in no event shall such failure to notify the Indemnifying Person (i) constitute prejudice suffered by the Indemnifying Person if it has otherwise received notice of the actions giving rise to such obligation to indemnify or (ii) relieve it from any liability or obligation that it may otherwise have to such Indemnitee. In case any such action or claim shall be brought or asserted against any Indemnitee and it shall notify the Indemnifying Person of the commencement or assertion thereof, the Indemnifying Person shall assume the defense of such action or claim, including employment of counsel to be chosen by the Indemnifying Party (which counsel shall be reasonably satisfactory to the Indemnitee) and payment of expenses. The Indemnitee shall be entitled to employ its own counsel in any such case, but the legal fees and expenses of such counsel shall be at the expense of the Indemnitee, unless the employment of such counsel shall have been authorized in writing by the Indemnifying Party in connection with the defense of such action, or the Indemnifying Party shall not have employed counsel to take charge of the defense of such action or the Indemnitee shall have reasonably concluded that there may be defenses available to it or them which are different from or in addition to those available to the Indemnifying Party, in any of which events such fees and expenses shall be borne by the Indemnifying Party. Without the prior consent of the Indemnitee, no Indemnifying Party shall enter into any settlement of any such action or claim that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a release from all liability in respect to such claim or litigation.

            (d) If for any reason the foregoing indemnity is unavailable, or is insufficient to hold harmless an Indemnitee, other than by reason of the exceptions provided in this Section 8, then the Indemnifying Person shall contribute to the amount paid or payable by the Indemnifying Person as a result of such losses, claims, damages liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Person on the one hand and the Indemnitee on the other in connection with the statements or omissions which resulted in such losses, claims, damages, or liabilities, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Holders of Registrable Securities covered by the Registration Statement in question and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

            (e) The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in Section 8(d). The amount paid or payable by an Indemnitee as a result of the losses, claims, damages and liabilities referred to in Section 8(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnitee in connection with investigating or defending any such claim or litigation. Notwithstanding anything to the contrary in this Section 8, (A) no such Holder will be required to contribute any amount in excess of the proceeds it received from the sale of its Registrable Securities pursuant to such Registration Statement, (B) no Person guilty of fraudulent misrepresentation, within the meaning of Section 11(f) of the Securities Act, shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation and (c) no party shall be liable for contribution under this Section 8 except to the extent and under such circumstances as such party would have been liable to indemnify under this
Section 8 if such indemnification were enforceable under applicable law.

        9.  [Reserved]

        10. Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Commission that may at any time permit a Holder to sell Registrable Securities of the Company to the public without registration and to making Form S-3 under the Securities Act available for the registration of Registrable Securities, the Company agrees to:

            (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act;

            (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

            (c) furnish to any Holder, so long as such Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 under the Securities Act, any other such applicable reporting requirements under the Securities Act and all applicable reporting requirements under the Exchange Act,
(ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the Commission which permits the selling of any such securities without Registration or pursuant to such form.

         11. Successors, Assigns and Transferees. This Agreement shall be binding upon and shall inure to the benefit of each party hereto, and their respective successors, assigns and transferees. The Investor or any other Holder under this Agreement may assign its rights under this Agreement to any Affiliate or to other successors, assigns and transferees of the Investor or any such Holder; provided, however, that the Company is given written notice from the Investor or any such Holder at the time of such transfer stating the name and address of the transferee or assign and identifying the securities with respect to which the rights hereunder are being transferred. As a condition to the effectiveness of any transfer permitted hereunder (i) the transferee or assignee shall agree, in writing, upon request of the Company, to be bound by the provisions of this Agreement, and (ii) the Company shall be given written notice at the time of or within a reasonable time after said transfer or assignment, stating the name and address of said transferee or assign and identifying the securities with respect to which such registration rights are being assigned. This Agreement shall survive any transfer of Registrable Securities to and shall inure to the benefit of an Affiliate or such other successors, assigns and transferees of the Investor or any such Holder. In addition, and whether or not any express transfer or assignment shall have been made, the provisions of this Agreement which are for the benefits of the parties hereto other than the Company shall also be for the benefit of and enforceable by any subsequent Holder or Registrable Securities.

        12. Transfer Restrictions.

        Investor understands that:

        (a) The offer and sale of the Newly Acquired Shares, the Convertible Note and the Conversion Shares (together, the "Securities") have not been registered under the Securities Act, or under the securities laws of any state of the United States or of any foreign jurisdiction;

        (b) No resales of the Securities may be effected unless the resale of any such shares is registered under the Securities Act or an exemption therefrom is available and all applicable state and foreign securities laws are complied with;

        (c) The following restrictive legend shall be placed on the certificates representing the Securities (other than the Convertible Note):

                                    THE SHARES REPRESENTED BY THIS
                           CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY OTHER SECURITIES LAWS. SUCH SHARES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION FROM SAID ACT OR SUCH OTHER LAWS AND, IF REQUESTED BY THE ISSUER, AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED, OR IS EXEMPT FROM SAID ACT OR SUCH OTHER LAWS.

                  Appropriate stop-transfer instructions will be issued to the Company's transfer agent with respect to the Newly Acquired Shares and the Conversion Shares until such time as the foregoing legend is removed from the Newly Acquired Shares and the Conversion Shares pursuant to the next paragraph.

        (d) The Company covenants and agrees that, with respect to the Newly Acquired Shares and any Conversion Shares issued, stop-transfer instructions and the restrictive legend shall be promptly removed by delivery of substitute certificates without such legend for such shares upon (i) delivery to the Company of evidence of the transfer of such shares represented by such certificate pursuant to a registration statement under the Securities Act or in accordance with the applicable provisions of Rule 144 under the Securities Act, or (ii) the delivery by Investor to the Company of a letter from the staff of the SEC, or an opinion of counsel in form and substance reasonably satisfactory to the Company, to the effect that such shares do not require further registration under the Securities Act for subsequent transfer by the holders thereof.

        13. Miscellaneous.

        (a) Adjustments Affecting Registrable Securities. The Company will not take any action, or permit any change to occur, with respect to its securities that would adversely affect the ability of the Holders to include such Registrable Securities in a registration undertaken pursuant to this Agreement.

        (b) No Waivers. No failure or delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

        (c) Amendments. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Company and the Investor.

        (d) Severability. If any term or provision of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms and provisions shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

        (e) Notices. All notices, requests and other communications to any party hereunder shall be given in writing (including on telecopier or similar writing) and shall be given to such party at its address, or telecopier number set forth on the signature pages hereof, or such other address, or telecopier number as such party may hereafter specify for such purpose. Each such notice, request or other communication shall be effective (i) if given by telecopy, when such telecopy is transmitted to the telecopy number specified on the signature page hereto and the appropriate answer back (i.e., machine confirmation or telephone confirmation) is received, (ii) if given by mail, by registered mail only 72 hours after such communication is deposited in the mail with first class postage prepaid, addressed as aforesaid, or (iii) if given by any other means, when received at the address specified on the signature page hereto.

        (f) Entire Agreement. This Agreement and the Transaction Documents (as defined in the Restructuring Agreement) constitute the entire agreement and understanding among the parties hereto with respect to the transactions contemplated hereby and supersedes any and all prior agreements and understandings, written or oral, relating to the subject matter hereof.

        (g) Governing Law. The laws of the State of New York shall govern the interpretation, validity and performance of the terms of this Agreement, regardless of the law that might be applied under applicable principles of conflicts of laws.

        (h) Counterparts. This Agreement may be executed in counterparts, each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument.

        (i) No Third Party Beneficiaries. Except as provided by Sections 8 and 11, nothing in this Agreement shall confer any rights upon any Person other than the parties hereto, each such party's respective successors and permitted assigns and transferees.

                            [Signature page follows]

             IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers or representatives, as of the date first above written.

TALK AMERICA HOLDINGS, INC.

By:    /s/ Aloysius T. Lawn, IV          Address:
   ---------------------------------     -------
   Name:  Aloysius T. Lawn, IV           Talk America Holdings, Inc.
   Title: Executive Vice President,      6805 Route 202
          GeneralCounsel and Secretary   New Hope, Pennsylvania  18938
                                         Fax: 215-862-1515
                                         Attention: Chief Financial Officer


AMERICA ONLINE, INC.


By:    /s/ Lynda Clarizio                Address:
   --------------------------------      -------
   Name:  Lynda Clarizio                 America Online, Inc.
   Title: Senior Vice President          22000 AOL Way
                                         Dulles, Virginia  20166
                                         Fax:  (703) 265-2208
                                         Attention:  General Counsel


                                             with a copy to:
                                             America Online, Inc
                                             22000 AOL Way
                                             Dulles, Virginia  20166
                                             Fax:  (703) 265-1202
                                             Attention:  Senior Vice President,
                                               Head of Business Affairs